[LOGO]



EATON VANCE(R)
==============

                                                    [Photo of Pillars and Steps]

Annual Report June 30, 2000

[Photo of Bridge with Buildings]

                                   EATON VANCE
                                     SENIOR
                                     INCOME
                                      TRUST

                                      [symbol]
                               75 YEARS OF EXCELLENCE
                                  EATON 75th VANCE
                                    ANNIVERSARY

[Photo of Large Hall]

EATON VANCE SENIOR INCOME TRUST as of June 30, 2000

-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

[Photo of James B. Hawkes]

James B. Hawkes
President

In a difficult period for fixed-income investors, Eaton Vance Senior Income Trust again provided a significant yield advantage in a portfolio of senior, secured floating-rate loans. Based on the Trust's June monthly dividend of $0.077 per share and a closing share price of $9.3125, the Trust's market yield was 9.92% at June 30, 2000.

Amid rising interest rates, the Trust maintained a yield advantage over similar-maturity investments...

The first six months of 2000 featured significant volatility in the financial markets. A vigilant Federal Reserve pushed short-term interest rates sharply higher to combat signs of inflation. As a result, bonds and other interest-rate-sensitive investments were under severe pressure during much of the period. Meanwhile, the stock market, which has defied gravity in recent years, underwent a major correction, making many investors wary of the increasingly skittish equity markets.

Because of their unique reset feature, the Trust's floating-rate loans have been able to respond quickly to increases in interest rates, providing a correspondingly higher yield to shareholders as rates increased. Eaton Vance Senior Income Trust was thus able to maintain its significant yield advantage over investments with similar maturities.

Eaton Vance Senior Income Trust may provide attractive opportunities in the year ahead...

In 2000, following years of surging stock prices, we have seen ample testimony of the equity market's tendency to revert to historical trends. Given the significant price movements in the equity and bond markets, it is understandable that risk-conscious investors should seek a measure of refuge from such volatility. By investing at least 80% of its assets in senior, floating-rate loans, Eaton Vance Senior Income Trust is able to provide a high level of current yield. And, because the Trust's shares are traded on the New York Stock Exchange, they provide daily liquidity.


In addition to these compelling advantages, we believe that the senior floating-rate market will continue to present attractive income opportunities for shareholders, as more companies utilize the loan market to raise capital. In the pages that follow, co-portfolio managers Scott Page and Payson Swaffield review the Trust's activities in the past year and look ahead to more such opportunities in the coming year.

                                               Sincerely,

                                           /s/ James B. Hawkes

                                               James B. Hawkes
                                               President
                                               August 9, 2000


Trust Information
as of June 30, 2000

Performance(1)

-------------------------------------------------------------------------------
Cumulative Total Return (by share price, NYSE)
-------------------------------------------------------------------------------
One Year                                              2.00%
Life of Fund (10/30/98)                               7.58

Cumulative Total Return (at net asset value)
-------------------------------------------------------------------------------
One Year                                              6.49%
Life of Fund (10/30/98)                               7.58

Ten Largest Holdings(2)
-------------------------------------------------------------------------------

Panavision International LP                            1.4%
FHC Health Systems, Inc.                               1.4
Acordia, Inc.                                          1.4
Tokheim Corp.                                          1.1
Globe Manufacturing Corp.                              1.1
U.S. Office Products                                   1.0
Joan Fabrics Corporation                               1.0
Huntsman Corp.                                         1.0
Communications & Power Industries, Inc.                0.9
Kindercare Learning Centers, Inc.                      0.9

(1) Returns are calculated by determining the percentage change in net asset value and share price with all distributions reinvested. (2) Ten largest holdings account for 11.2% of the Trust's investments, determined by dividing the total market value of the holdings by the total net assets of the Trust. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE SENIOR INCOME TRUST as of June 30, 2000

-------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------

[Photo of Scott H. Page]

Scott H. Page


[Photo of Payson F. Swaffield]

Payson F. Swaffield

An interview with Scott H. Page and Payson F. Swaffield, co-portfolio managers of Eaton Vance Senior Income Trust.

Q: SCOTT, the first half of 2000 featured continuing volatility in the financial markets. How would you evaluate the Trust's performance in that environment?

A: MR. PAGE: The Fund's share price experienced fluctuation in the past six months, reflecting, in part, the shifting dynamics in the broad credit markets. But the change in the Trust's share price was fairly modest, espe-cially when compared to the volatility that was seen in some segments of the bond market.

Once again, the Trust benefited from the interest-rate reset feature of its senior, floating-rate loans, which enables investors to benefit from rising rates, unlike the securities in most fixed-income vehicles. The Trust's market yield at June 30 reflected those increases. So, moreover, I'd say that the Trust's portfolio of senior, floating-rate loans performed generally in line with expectations.

Q: The Federal Reserve has aggressively raised short-term interest rates in the past year. Have those moves been reflected in the loan market?

A: MR. SWAFFIELD: Yes. The Fed has raised its benchmark Federal Funds rate - a key short-term rate barometer - a total of six times since June 1999. Those rate hikes have consistently been reflected in LIBOR, the rate on which floating-rate loan interest rates are generally based. The Federal Reserve has indicated that it will continue to monitor the economy for signs of a return of inflation. While there have been some anecdotal signs of a slower economy, it is not yet clear that the Fed has achieved the "soft landing" it has hoped for. Thus, while bonds remain vulnerable to further rate hikes, floating-rate loans could benefit further.





Five largest sector weightings(1)
-------------------------------------------------------------------------------

Cable Television                                      7.3%
Telecommunications - Wireless                         6.6%
Telecommunications - Wireline                         6.6%
Manufacturing                                         6.6%
Chemicals                                             6.2%

Trust Overview(1)
------------------------------------------------------------------------------

Total net assets                              $350 million
Number of borrowers                                    210
Industries represented                                  51
Collateral coverage ratio                         1.5 to 1
Weighted days-to-interest rate reset               54 days
Average maturity                                  5.7 Yrs.
Average size per borrowing                    $1.9 million


(1) Five largest sector weightings account for 31.5% of the Trust's investments, determined by dividing the total market value of the holdings by the total net assets of the Fund. Sector Weightings and Trust Overview are as of 6/30/00 and are subject to change. Trust Overview information refers only to senior, secured floating-rate loan portion of the Trust.

-------------------------------------------------------------------------------
      SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS
     OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION.
       SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
                     PRINCIPAL INVESTED. YIELD WILL CHANGE.
-------------------------------------------------------------------------------

Q:  Has the loan market continued to expand in this environment?

A: MR. PAGE: The loan market has continued to grow in dollar volume, deal activity and the number of market participants. Syndicated leveraged loan volume exceeded $315 billion in 1999, according to Loan Pricing Corp. Loan volume has remained strong in 2000, with improving liquidity and increasing market depth. From a quality standpoint, there are signs that investors are becoming more demanding. That has resulted in more conservative credit structures, with significantly lower debt-to-capital ratios. That's a healthy development for borrowers, for investors and for the market.

Q: You referred to the shifting dynamics in the credit markets during the period. Could you discuss that further?

A: MR. SWAFFIELD: Yes. Just as we witnessed in the broader capital markets, there has been a shift in focus away from "old economy" companies toward the "new economy" companies. Media and telecom companies have been among the most active borrowers in recent years, and that trend is expected to continue in 2000. These new economy companies have significant capital requirements and the loan market is increasingly viewed as an attractive alternative to the bond markets.

    Moreover, this focus on new economy companies has often limited refinancing options for commercial and industrial companies, causing a capital crunch for some companies. While this trend has resulted in rising default rates and is likely to continue over the near-term, we're starting to see more interest in these traditional cash-flow generators. That is certainly positive for the loan market.

Q:  How have you positioned the Trust in recent months?

A: MR. PAGE: We've continued our efforts to broaden our diversification. At June 30, 2000, the senior, floating-rate loan portion of the Trust was composed of 210 borrowers, a significant increase from a year ago. The ten largest senior floating-rate loan holdings represented only 11.2% of the Trust, indicating a limited exposure to risk in any single borrower. We had investments in 51 different industries, spanning most sectors in the overall economy.

    The Trust's largest weightings were in cable television and telecommunications. Given the backdrop of a slowing U.S. economy, we have generally focused on the growth sectors, while reducing the Trust's exposure to cyclical areas. The Fund continued its prudent use of leverage to add incrementally to yield. At June 30, the Fund had $129 million in leverage. That figure represented 26.7% of the Fund's total assets.

Q:  Could we discuss some of the Trust's cable television investments?

A: MR. SWAFFIELD: Yes. As competition from other technologies has increased, cable companies have begun to deploy a broader range of services to customers. The most important of these is Internet delivery. Currently, cable appears to offer the best two-way connection from the home to the Internet. The Trust has maintained an exposure to large national companies as well as smaller companies with strength in local markets.

    Charter Communications is the nation's fourth largest cable network. Led by Microsoft co-founder Paul Allen, Charter has been a pioneer in providing bandwidth-intensive, interactive services, including Internet, music downloading, bill-paying and e-commerce. In the first quarter of 2000, Charter saw revenues increase more than fourfold from a year earlier.

    Classic Cable, Inc. focuses on smaller, nonmetropolitan markets, primarily in the south and southwest. Through an aggressive acquisition strategy, Classic has achieved rapid growth in its niche markets and now claims more than 400,000 subscribers.

Q:  Where have you focused the Trust's investments in the telecom sector?

A: MR. PAGE: The telecom market has enjoyed staggering growth in recent years, but is characterized by increasing competition. We have therefore focused on companies that are continuing to generate impressive growth and increase market share. Microcell Connections, Inc. is one of Canada's fastest-growing wireless providers. The company continues to expand its network, which already covers 53% of Canada's population. In the U.S., Western Wireless provides cellular phone service in 19 western states under the Cellular One brand name. The company continues to produce strong revenue growth. Nextel Communications, Inc. provides digital wireless services in major metropolitan areas, primarily to business customers. The company serviced 6 million digital units in the first half of 2000 and witnessed a 59% rise in revenues in the second quarter.

Q:  Are there any other notable investments you'd like to discuss?

A: MR. SWAFFIELD: As Scott mentioned earlier, while telecom and cable bonds have increasingly dominated new issue volume, we have increased our efforts to diversify the Trust's holdings. In the lodging sector, Starwood Hotels & Resorts is one of the world's largest operators, with 725 hotels in 80 countries. The company continues to build up its major brands, which include Westin, Sheraton and St.Regis. Starwood signed contracts for 30,000 new hotel rooms in 1999 alone, and is on a similar pace in 2000. Importantly, while the company is in a fast-growth mode, management has not neglected its balance sheet. Over the last three years, Starwood has divested itself of $7 billion in non-strategic assets, using the proceeds, in part, to pay down debt.

    Elsewhere, Cambridge Industries was an example of a successful recovery situation. Cambridge is a leading manufacturer of reinforced plastics for the auto industry. In recent years, the company became overextended through large capital investments to upgrade their platforms. Overextended, the company filed for bankruptcy.

    In our view, at its depressed, post-bankrupcy levels, Cambridge represented good value, especially considering its strong asset base and excellent collateral. That judgement was rewarded when the company was taken over by a competitor, Meridian Automotive Systems, which subsequently redeemed the outstanding Cambridge bonds at par.

Q: The Trust has the flexibility to invest in high-yield bonds. Where did you focus your high-yield investments?

A: MR. PAGE: The Trust had 12.3% of its investments invested in high-yield bonds at June 30. The high-yield market encountered some turbulence in the first six months of the year, reflecting the volatility in the equity markets. However, rising interest rates did not have the same impact on the high-yield universe as they did on the investment grade market. Default rates rose to 5.4% in the second quarter of 2000. While that is somewhat elevated from recent levels, it is significantly lower than the 10% rates of a decade ago.

    Among its high-yield holdings, the Trust emphasized telecommunications, broadcasting and cable companies. These companies continue to experience robust growth and are using rising revenues to complete the build-out of their wireless networks and infrastructure.

Q:  What is your outlook for the loan market in the coming year?

A: MR. SWAFFIELD: Recent evidence suggests that the economy is moderating. If the economy slows significantly in the coming year, the Trust should be well-positioned through its defensive holdings. On the other hand, if the economy, which has proven so resilient, continues to expand, the Trust's interest rate reset feature should allow us to respond quickly to changing interest rate conditions.

    MR. PAGE: The Trust aims to give conservative investors a short-maturity investment with the ability to outpace inflation, preserve purchasing power and provide daily liquidity. We believe that senior, floating-rate loans represent excellent vehicles for those investors and will continue to pursue such opportunities in the coming year.

EATON VANCE SENIOR INCOME TRUST as of June 30, 2000

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

Senior, Floating Rate Loan
Interests -- 116.1%(2)

Principal
Amount        Borrower/Tranche Description                            Value
-------------------------------------------------------------------------------

Advertising -- 0.6%
-------------------------------------------------------------------------------
              Lamar Media Corp.
$ 2,000,000   Term loan, maturing March 1, 2006                    $  2,003,750
-------------------------------------------------------------------------------
                                                                   $  2,003,750
-------------------------------------------------------------------------------

Aerospace & Defense -- 2.4%
-------------------------------------------------------------------------------
              Aerostructures Corporation
$ 1,887,500   Term loan, maturing September 30, 2004               $  1,887,500
              Aircraft Braking Systems Corp.
  1,378,671   Term loan, maturing September 30, 2005                  1,378,671
              Dyncorp
    924,000   Term loan, maturing December 9, 2006                      922,460
              EG&G Technical Services, Inc.
    991,377   Term loan, maturing August 20, 2007                       991,377
              Fairchild Holdings Corporation
  1,167,529   Term loan, maturing April 30, 2006                      1,167,529
              United Defense Industries, Inc.
  1,000,000   Term loan, maturing October 6, 2005                       994,750
  1,000,000   Term loan, maturing October 6, 2006                       994,750
-------------------------------------------------------------------------------
                                                                   $  8,337,037
-------------------------------------------------------------------------------

Air Freight & Couriers -- 0.6%
-------------------------------------------------------------------------------
              Evergreen International Aviation, Inc.
$   478,735   Term loan, maturing April 30, 2002                   $    476,541
  1,435,522   Term loan, maturing April 30, 2003                      1,428,944
    204,152   Term loan, maturing May 31, 2003                          203,216
-------------------------------------------------------------------------------
                                                                   $  2,108,701
-------------------------------------------------------------------------------

Auto Components -- 5.8%
-------------------------------------------------------------------------------
              Accuride Corporation
$ 1,940,000   Term loan, maturing January 21, 2007                 $  1,940,000
              American Axle & Manufacturing, Inc.
  1,997,333   Term loan, maturing April 30, 2006                      1,993,135
              Cambridge Industries, Inc.
  1,897,028   Term loan, maturing June 30, 2005                       1,897,028
              Collins & Aikman
  1,940,000   Term loan, maturing June 30, 2006                       1,921,207
              Dura Operating Corp.
  2,493,750   Term loan, maturing March 31, 2006                      2,496,478
              Federal-Mogul Corporation
  2,982,857   Term loan, maturing February 24, 2005                   2,947,436
              Insilco Corporation
    938,480   Term loan, maturing November 24, 2005                     938,480
              Key Plastics, LLC.
  1,738,741   Term loan, maturing March 26, 2005                      1,721,353
              Oshkosh Truck Corporation
    514,588   Term loan, maturing March 31, 2005                        514,588
    514,588   Term loan, maturing March 31, 2006                        514,588
              Stanadyne Automotive Corporation
  1,492,554   Term loan, maturing December 10, 2004                   1,492,554
              Tenneco Automotive
  1,000,000   Term loan, maturing December 31, 2007                     994,375
  1,000,000   Term loan, maturing December 31, 2008                     994,375
-------------------------------------------------------------------------------
                                                                   $ 20,365,597
-------------------------------------------------------------------------------

Auto Rental -- 0.3%
-------------------------------------------------------------------------------
              Avis Rent A Car, Inc.
$   499,333   Term loan, maturing June 30, 2006                    $    499,697
    499,333   Term loan, maturing June 30, 2007                         499,730
-------------------------------------------------------------------------------
                                                                   $    999,427
-------------------------------------------------------------------------------

Broadcast Media -- 1.9%
-------------------------------------------------------------------------------
              Benedek Broadcasting Corporation
$ 1,000,000   Term loan, maturing November 20, 2007                $    995,938
              Corus Entertainment
  1,000,000   Term loan, maturing August 31, 2007                     1,000,000
              Gray Communications Systems
  1,000,000   Term loan, maturing December 31, 2005                   1,000,000
              TLMD Aquisition Co.
  1,985,000   Term loan, maturing March 31, 2007                      1,985,000
              Young Broadcasting, Inc.
  1,500,000   Term loan, maturing December 31, 2006                   1,500,000
-------------------------------------------------------------------------------
                                                                   $  6,480,938
-------------------------------------------------------------------------------

Cable Television -- 7.1%
-------------------------------------------------------------------------------
              Benchmark Genesis, LLC
$ 1,000,000   Term loan, maturing September 30, 2007               $  1,000,000
              CC Michigan/CC New England, LLC.
  1,000,000   Term loan, maturing June 30, 2008                         996,250
              Century Cable Holdings, LLC
  2,000,000   Term loan, maturing June 30, 2009                       2,007,812
              Charter Communications Operating, LLC.
  3,000,000   Term loan, maturing March 18, 2008                      2,978,499
              Charter Communications VIII
  2,000,000   Term loan, maturing February 2, 2008                    2,001,458
              Chelsea Communications, Inc.
  2,902,728   Term loan, maturing December 31, 2004                   2,902,728
              Classic Cable, Inc.
    868,421   Term loan, maturing October 31, 2007                      868,530
              Falcon Holding Group, L.P.
  1,970,000   Term loan, maturing December 31, 2007                   1,960,643
              Frontiervision Operating Partners, L.P.
  2,484,438   Term loan, maturing March 31, 2006                      2,476,157
              Insight Kentucky Partners I, L.P.
  2,000,000   Term loan, maturing April 30, 2008                      1,983,750
              Mediacom USA, LLC
  1,000,000   Revolving loan, maturing September 30, 2008             1,000,000
              RCN Corporation
  2,000,000   Term loan, maturing June 30, 2007                       1,994,822
              UCA Corp.
  2,500,000   Term loan, maturing May 15, 2007                        2,500,000
-------------------------------------------------------------------------------
                                                                   $ 24,670,649
-------------------------------------------------------------------------------

Casinos & Gaming -- 1.7%
-------------------------------------------------------------------------------
              Boyd Gaming Corporation
$ 1,982,481   Term loan, maturing June 15, 2003                    $  1,982,481
              Horseshoe Gaming Holding Corp.
  1,984,000   Term loan, maturing September 30, 2006                  1,984,000
              Isle of Capri Casinos
  1,066,667   Term loan, maturing March 2, 2006                       1,072,286
    933,333   Term loan, maturing March 2, 2007                         938,250
-------------------------------------------------------------------------------
                                                                   $  5,977,017
-------------------------------------------------------------------------------

Chemicals -- 5.7%
-------------------------------------------------------------------------------
              Arteva B.V. (Kosa)
$ 2,896,260   Term loan, maturing December 31, 2006                $  2,913,458
              Foamex L.P.
    423,695   Term loan, maturing June 30, 2005                         416,016
    385,179   Term loan, maturing June 30, 2006                         378,198
  1,970,028   Term loan, maturing December 31, 2006                   1,934,321
              Georgia Gulf Corporation
    994,996   Term loan, maturing December 31, 2006                   1,001,090
              Huntsman Corporation
  3,407,665   Term loan, maturing September 30, 2003                  3,382,108
              Huntsman ICI Chemicals LLC
  1,237,500   Term loan, maturing June 30, 2007                       1,246,992
  1,237,500   Term loan, maturing June 30, 2008                       1,246,992
              Lyondell Petrochemical Company
  2,962,500   Term loan, maturing June 30, 2007                       3,050,069
              Polymer Group, Inc.
  2,927,809   Term loan, maturing December 20, 2005                   2,927,809
              Sybron Chemicals Inc.
  1,496,250   Term loan, maturing March 31, 2007                      1,496,250
-------------------------------------------------------------------------------
                                                                   $ 19,993,303
-------------------------------------------------------------------------------

Coal -- 0.5%
-------------------------------------------------------------------------------
              P&L Coal Holdings Corporation
$ 1,900,000   Term loan, maturing June 30, 2006                    $  1,897,150
-------------------------------------------------------------------------------
                                                                   $  1,897,150
-------------------------------------------------------------------------------

Commercial Services -- 4.8%
-------------------------------------------------------------------------------
              Advanstar Communications Inc.
$   985,819   Term loan, maturing June 30, 2007                    $    986,640
              American Marketing Industries, Inc.
  1,343,760   Term loan, maturing November 30, 2002                   1,343,760
    620,497   Term loan, maturing November 30, 2004                     620,497
              Coinmach Laundry Corporation
  2,927,289   Term loan, maturing June 30, 2005                       2,919,514
              Environmental Systems Products Hldgs, Inc.
  1,969,912   Term loan, maturing September 30, 2005                  1,969,912
              Metokote Corporation
    995,000   Term loan, maturing November 2, 2005                      995,000
              MSX International, Inc.
    995,000   Term loan, maturing December 31, 2006                     995,000
              Nationsrent, Inc.
  2,000,000   Term loan, maturing September 30, 2006                  1,982,500
              United Rentals, Inc.
  2,970,000   Term loan, maturing June 30, 2006                       2,934,731
              Volume Services, Inc.
  1,955,651   Term loan, maturing December 31, 2002                   1,955,651
-------------------------------------------------------------------------------
                                                                   $ 16,703,205
-------------------------------------------------------------------------------

Communications Equipment -- 4.0%
-------------------------------------------------------------------------------
              Amphenol Corporation
$ 1,879,137   Term loan, maturing May 19, 2006                     $  1,867,744
              Communications & Power Industries, Inc.
    275,618   Term loan, maturing August 11, 2000                       275,618
  2,844,523   Term loan, maturing August 11, 2002                     2,844,523
              Communications Instruments
    979,670   Term loan, maturing March 15, 2004                        979,670
              General Cable Corporation
  1,789,375   Term loan, maturing May 31, 2007                        1,782,665
              Mitel Corporation
  1,499,994   Term loan, maturing December 12, 2003                   1,499,994
              Superior Telecom, Inc.
  2,859,974   Term loan, maturing November 27, 2005                   2,853,078
              Viasystems, Inc.
  1,000,000   Term loan, maturing March 31, 2007                        999,531
  1,000,000   Term loan, maturing March 31, 2007                        999,531
-------------------------------------------------------------------------------
                                                                   $ 14,102,354
-------------------------------------------------------------------------------

Computer Software & Services -- 0.6%
-------------------------------------------------------------------------------
              Titan Corporation
$ 1,995,000   Term loan, maturing March 31, 2006                   $  1,995,000
-------------------------------------------------------------------------------
                                                                   $  1,995,000
-------------------------------------------------------------------------------

Construction & Engineering -- 0.6%
-------------------------------------------------------------------------------
              International Technology Corporation
$ 1,000,000   Term loan, maturing June 11, 2004                    $  1,000,000
              URS Corporation
    473,648   Term loan, maturing June 9, 2006                          473,648
    473,648   Term loan, maturing June 9, 2007                          473,648
-------------------------------------------------------------------------------
                                                                   $  1,947,296
-------------------------------------------------------------------------------

Construction Materials -- 1.1%
-------------------------------------------------------------------------------
              Tapco International Corporation
$   618,750   Term loan, maturing June 23, 2007                    $    618,750
    371,250   Term loan, maturing June 23, 2008                         371,250
              Trussway Industries, Inc.
    997,500   Term loan, maturing December 31, 2006                     997,500
              U.S. Aggregates, Inc.
  2,000,000   Term loan, maturing March 31, 2006                      2,000,000
-------------------------------------------------------------------------------
                                                                   $  3,987,500
-------------------------------------------------------------------------------

Containers & Packaging - Metal & Glass -- 2.0%
-------------------------------------------------------------------------------
              Ball Corporation
$ 2,481,108   Term loan, maturing March 10, 2006                   $  2,483,135
              Consolidated Container Holdings LLC
  2,985,000   Term loan, maturing June 30, 2007                       2,972,875
              Graham Packaging Company
  1,495,256   Term loan, maturing January 31, 2007                    1,492,612
-------------------------------------------------------------------------------
                                                                   $  6,948,622
-------------------------------------------------------------------------------

Containers & Packaging - Paper -- 3.2%
-------------------------------------------------------------------------------
              ACX Technologies, Inc.
$   842,500   Term loan, maturing August 3, 2000                   $    828,547
              Blue Ridge Paper Products, Inc.
    895,334   Term loan, maturing March 31, 2006                        895,334
              Gaylord Container Corporation
  1,989,899   Term loan, maturing June 19, 2004                       1,989,899
              Impaxx, Inc.
    990,000   Term loan, maturing December 31, 2005                     990,000
              Jefferson Smurfit Corporation
  2,678,092   Term loan, maturing March 24, 2006                      2,682,808
              RIC Holding, Inc.
  1,940,350   Term loan, maturing February 28, 2004                   1,945,909
              Stone Container Corporation
  2,000,000   Term loan, maturing October 1, 2003                     2,005,384
-------------------------------------------------------------------------------
                                                                   $ 11,337,881
-------------------------------------------------------------------------------

Containers & Packaging - Plastics -- 0.6%
-------------------------------------------------------------------------------
              Tekni-Plex, Inc.
$ 2,000,000   Term loan, maturing June 30, 2008                    $  2,000,000
-------------------------------------------------------------------------------
                                                                   $  2,000,000
-------------------------------------------------------------------------------

Educational Services -- 1.9%
-------------------------------------------------------------------------------
              Jostens, Inc.
$ 1,500,000   Term loan, maturing May 31, 2008                     $  1,504,875
              Kindercare Learning Centers, Inc.
  3,096,541   Term loan, maturing February 13, 2006                   3,086,221
              Language Line, LLC
    992,500   Term loan, maturing March 31, 2006                        992,500
              Weekly Reader Corporation
    995,000   Term loan, maturing September 30, 2007                    995,000
-------------------------------------------------------------------------------
                                                                   $  6,578,596
-------------------------------------------------------------------------------

Electronic Equipment & Instruments -- 0.8%
-------------------------------------------------------------------------------
              Gentek, Inc.
$   990,000   Term loan, maturing April 30, 2007                   $    990,000
              Knowles Electronics, Inc.
  1,000,000   Term loan, maturing June 29, 2007                       1,000,000
              Stoneridge
    966,914   Term loan, maturing December 31, 2005                     972,202
-------------------------------------------------------------------------------
                                                                   $  2,962,202
-------------------------------------------------------------------------------

Entertainment -- 3.9%
-------------------------------------------------------------------------------
              Blockbuster Entertainment Corp.
$ 1,971,429   Revolving loan, maturing July 1, 2004                $  1,689,790
              Dreamworks Film Trust
  2,000,000   Term loan, maturing December 31, 2006                   2,000,000
              Fitness Holdings Worldwide, Inc.
    498,000   Term loan, maturing November 2, 2006                      495,355
    498,000   Term loan, maturing November 2, 2007                      495,510
              Interval International Corp.
  1,006,529   Term loan, maturing December 16, 2005                   1,003,384
  1,006,529   Term loan, maturing December 15, 2006                   1,003,384
              Pebble Beach Company
  1,538,406   Term loan, maturing July 30, 2006                       1,544,896
              SFX Entertainment, Inc
  2,250,000   Term loan, maturing June 30, 2006                       2,252,250
              Six Flags Theme Parks Inc.
  3,000,000   Term loan, maturing September 30, 2005                  3,019,500
-------------------------------------------------------------------------------
                                                                   $ 13,504,069
-------------------------------------------------------------------------------

Environmental Services -- 0.8%
-------------------------------------------------------------------------------
              Allied Waste Industries, Inc.
$   454,545   Term loan, maturing July 30, 2006                    $    427,139
    545,455   Term loan, maturing July 30, 2007                         512,567
              Stericycle, Inc.
  1,872,750   Term loan, maturing November 10, 2006                   1,880,065
-------------------------------------------------------------------------------
                                                                   $  2,819,771
-------------------------------------------------------------------------------

Food, Beverages & Tobacco -- 4.6%
-------------------------------------------------------------------------------
              Aurora Foods, Inc.
$   990,013   Term loan, maturing September 30, 2006               $    990,013
              Del Monte Corporation
  2,170,199   Term loan, maturing March 31, 2005                      2,170,878
              Domino's Inc.
    968,003   Term loan, maturing December 21, 2006                     971,996
    969,521   Term loan, maturing December 21, 2007                     973,561
              Fleming Companies, Inc.
  1,088,079   Term loan, maturing July 25, 2004                       1,088,079
              International Home Foods, Inc.
  2,982,627   Term loan, maturing September 30, 2006                  2,968,087
              New World Pasta
    882,167   Term loan, maturing January 28, 2006                      876,102
              Pabst Brewing Company
    812,646   Term loan, maturing April 30, 2004                        813,323
              Sweeteners Holdings, Inc.
  1,500,000   Term loan, maturing June 30, 2008                       1,500,000
              Tabletop Holdings, Inc.
    997,500   Term loan, maturing March 31, 2007                        997,500
              Triarc Companies, Inc.
    809,162   Term loan, maturing March 1, 2006                         812,007
  1,974,355   Term loan, maturing March 31, 2006                      1,981,297
-------------------------------------------------------------------------------
                                                                   $ 16,142,843
-------------------------------------------------------------------------------

Health Care - Equipment & Supplies -- 4.2%
-------------------------------------------------------------------------------
              Charles River Laboratories, Inc.
$   992,500   Term loan, maturing October 13, 2007                 $    992,500
              Conmed Corporation
  1,988,750   Term loan, maturing December 31, 2005                   1,991,236
              Dade Behring Holdings, Inc.
    990,000   Term loan, maturing June 30, 2005                         974,885
    990,000   Term loan, maturing June 30, 2006                         974,885
              Fisher Scientific International Inc
  1,467,083   Term loan, maturing January 21, 2007                    1,469,719
  1,010,643   Term loan, maturing January 21, 2008                    1,012,933
              Quest Diagnostics, Inc.
    990,748   Term loan, maturing August 16, 2005                       994,532
    952,810   Term loan, maturing August 16, 2006                       956,449
              Stryker Corporation
    875,354   Term loan, maturing December 10, 2005                     878,910
  2,538,599   Term loan, maturing December 10, 2006                   2,548,913
              WGL Acquisition Corp.
  1,969,925   Term loan, maturing July 10, 2004                       1,969,925
-------------------------------------------------------------------------------
                                                                   $ 14,764,887
-------------------------------------------------------------------------------

Health Care - Providers & Services -- 2.3%
-------------------------------------------------------------------------------
              FHC Health Systems, Inc.
$ 2,452,456   Term loan, maturing April 30, 2005                   $  2,452,456
  2,452,456   Term loan, maturing April 30, 2006                      2,452,456
              Mariner Post-Acute Network (f/k/a Paragon)*
  2,351,181   Term loan, maturing March 31, 2005                      1,175,591
  2,351,181   Term loan, maturing March 31, 2006                      1,175,591
              Team Health
    956,667   Term loan, maturing March 12, 2006                        956,667
-------------------------------------------------------------------------------
                                                                   $  8,212,761
-------------------------------------------------------------------------------

Hotels -- 1.7%
-------------------------------------------------------------------------------
              Extended Stay America
$ 1,000,000   Term loan, maturing December 31, 2005                $  1,000,000
              Starwood Hotels & Resorts
  3,000,000   Term loan, maturing February 23, 2003                   3,010,314
              Wyndham International, Inc.
  1,000,000   Term loan, maturing June 30, 2004                         987,153
  1,000,000   Term loan, maturing June 30, 2006                       1,000,000
-------------------------------------------------------------------------------
                                                                   $  5,997,467
-------------------------------------------------------------------------------

Household Furnish & Appliances -- 1.8%
-------------------------------------------------------------------------------
              Home Interiors & Gifts, Inc.
$   995,126   Term loan, maturing June 30, 2006                    $    995,126
              Sealy Mattress Company
  1,122,452   Term loan, maturing December 15, 2004                   1,123,855
    808,701   Term loan, maturing December 15, 2005                     810,470
  1,033,525   Term loan, maturing December 15, 2006                   1,035,248
              Simmons Company
    713,697   Term loan, maturing October 30, 2005                      715,481
  1,785,714   Term loan, maturing October 30, 2006                    1,790,179
-------------------------------------------------------------------------------
                                                                   $  6,470,359
-------------------------------------------------------------------------------

Household Products -- 2.8%
-------------------------------------------------------------------------------

              Samsonite Corporation
$ 1,984,797   Term loan, maturing June 24, 2006                    $  1,970,739
              The Imperial Decor Home Group, Inc.*
    747,180   Revolving loan, maturing March 12, 2004                   508,082
    645,308   Term loan, maturing March 12, 2004                        438,810
  1,145,547   Term loan, maturing March 12, 2005                        778,972
    447,714   Term loan, maturing March 12, 2006                        304,445
              The Scotts Company
  1,526,871   Term loan, maturing June 30, 2006                       1,534,505
  1,432,618   Term loan, maturing June 30, 2007                       1,439,692
              United Industries Corporation
    982,500   Term loan, maturing January 20, 2006                      982,500
              Werner Holding Co.
  1,964,736   Term loan, maturing November 30, 2004                   1,959,745
-------------------------------------------------------------------------------
                                                                   $  9,917,490
-------------------------------------------------------------------------------

Insurance -- 2.0%
-------------------------------------------------------------------------------
              Acordia, Inc.
$ 4,899,498   Term loan, maturing December 31, 2004                $  4,899,498
              Willis Corroon Corporation
    970,000   Term loan, maturing February 19, 2007                     968,383
    485,000   Term loan, maturing February 19, 2008                     484,192
    485,000   Term loan, maturing August 19, 2008                       484,192
-------------------------------------------------------------------------------
                                                                   $  6,836,265
-------------------------------------------------------------------------------

Machinery -- 1.9%
-------------------------------------------------------------------------------
              Numatics, Incorporated
$ 2,884,257   Term loan, maturing September 19, 2005               $  2,884,257
              Terex Corporation
    985,564   Term loan, maturing March 31, 2005                        985,256
              Thermadyne MFG LLC
  1,435,818   Term loan, maturing May 22, 2005                        1,435,818
  1,435,818   Term loan, maturing May 22, 2006                        1,435,818
-------------------------------------------------------------------------------
                                                                   $  6,741,149
-------------------------------------------------------------------------------

Manufacturing -- 6.3%
-------------------------------------------------------------------------------
              Advanced Glassfiber Yarns LLC
$ 1,635,047   Term loan, maturing September 30, 2005               $  1,635,047
              Alliance Laundry Holdings LLC.
  2,000,000   Term loan, maturing September 30, 2005                  1,990,000
              Citation Corporation
  1,000,000   Term loan, maturing December 1, 2007                    1,000,000
              Dayton Superior Corporation
  1,625,000   Term loan, maturing September 29, 2005                  1,625,000
              Mueller Group, Inc.
    495,000   Term loan, maturing August 17, 2006                       496,005
    495,000   Term loan, maturing August 17, 2007                       496,005
              Neenah Foundry Company
  2,991,276   Term loan, maturing September 30, 2005                  2,991,276
              Panolam Industries, Inc.
    980,259   Term loan, maturing December 31, 2006                     981,485
              Polypore Incorporated
  1,000,000   Term loan, maturing December 31, 2006                   1,000,000
              SPX Corporation
  1,990,000   Term loan, maturing December 31, 2006                   1,998,706
              Synthetic Industries, Inc.
  1,000,000   Term loan, maturing December 30, 2007                   1,000,000
              Tokheim Corporation
  3,792,989   Term loan, maturing September 30, 2004                  3,792,989
              UCAR Finance, Inc.
  2,990,000   Term loan, maturing December 31, 2007                   2,997,548
-------------------------------------------------------------------------------
                                                                   $ 22,004,061
-------------------------------------------------------------------------------

Metals & Mining -- 0.6%
-------------------------------------------------------------------------------
              Handy & Harman
$   985,904   Term loan, maturing July 30, 2006                    $    984,056
              U.S. Silica Company
    992,105   Term loan, maturing September 30, 2007                    992,105
-------------------------------------------------------------------------------
                                                                   $  1,976,161
-------------------------------------------------------------------------------

Office Equipment & Supplies -- 1.6%
-------------------------------------------------------------------------------
              Buhrmann, Inc.
$ 1,910,830   Term loan, maturing December 31, 2007                $  1,915,607
              U.S. Office Products
  3,522,811   Term loan, maturing June 9, 2006                        3,522,811
-------------------------------------------------------------------------------
                                                                   $  5,438,418
-------------------------------------------------------------------------------

Paper & Forest Products -- 0.9%
-------------------------------------------------------------------------------
              Bear Island Paper Company, LLC
$ 1,321,079   Term loan, maturing December 31, 2005                $  1,321,079
              Pacifica Papers, Inc.
  1,980,000   Term loan, maturing March 5, 2006                       1,980,000
-------------------------------------------------------------------------------
                                                                   $  3,301,079
-------------------------------------------------------------------------------
Personal Products -- 0.6%
-------------------------------------------------------------------------------
              American Safety Razor Compancy
$ 1,990,013   Term loan, maturing April 30, 2007                   $  1,983,368
-------------------------------------------------------------------------------
                                                                   $  1,983,368
-------------------------------------------------------------------------------

Pharmaceuticals & Biotechnology -- 1.7%
-------------------------------------------------------------------------------
              Alliance Imaging, Inc.
$ 1,119,403   Term loan, maturing December 18, 2004                $  1,109,608
  1,380,597   Term loan, maturing December 18, 2005                   1,368,517
              Bergen Brunswig Corporation
  2,496,250   Term loan, maturing October 19, 2001                    2,496,250
              Shire Pharmaceuticals
  1,000,000   Term loan, maturing December 31, 2005                   1,000,000
-------------------------------------------------------------------------------
                                                                   $  5,974,375
-------------------------------------------------------------------------------

Publishing & Printing -- 5.2%
-------------------------------------------------------------------------------
              American Media Operations Inc.
$ 2,000,000   Term loan, maturing April 1, 2007                    $  2,003,750
              Entertainment Publications, Inc.
    784,279   Term loan, maturing December 31, 2005                     784,279
              HIF Corp.
  2,000,000   Term loan, maturing December 31, 2004                   2,000,000
              Liberty Group Operating, Inc.
  2,000,000   Term loan, maturing April 30, 2007                      2,000,000
              Merrill Corporation
    995,000   Term loan, maturing November 15, 2007                     995,000
              Morris Communications Corporation
  1,942,851   Term loan, maturing June 30, 2005                       1,942,851
              Primedia Inc.
  2,487,500   Term loan, maturing June 30, 2004                       2,478,172
              Reiman Publications
  1,991,896   Term loan, maturing November 30, 2005                   1,999,779
              The Sheridan Group, Inc.
    990,652   Term loan, maturing January 30, 2005                      990,652
              Von Hoffman Press, Inc.
    693,168   Term loan, maturing May 30, 2004                          693,168
  2,258,295   Term loan, maturing May 30, 2005                        2,258,295
-------------------------------------------------------------------------------
                                                                   $ 18,145,946
-------------------------------------------------------------------------------

Real Estate -- 2.4%
-------------------------------------------------------------------------------
              American Tower, L.P.
$ 2,000,000   Term loan, maturing December 31, 2007                $  2,007,126
              Crown Castle Operating Company
  2,000,000   Term loan, maturing March 31, 2008                      2,005,358
              Lennar Corporation
  2,000,000   Term loan, maturing May 2, 2007                         2,000,000
              Spectrasite Communications, Inc.
  1,000,000   Term loan, maturing June 30, 2006                       1,002,250
              Starwood Walden LLC
  1,500,000   Term loan, maturing June 30, 2003                       1,500,000
-------------------------------------------------------------------------------
                                                                   $  8,514,734
-------------------------------------------------------------------------------

REIT's -- 0.4%
-------------------------------------------------------------------------------
              Crescent Real Estate Funding VIII
$ 1,467,754   Term loan, maturing May 30, 2008                     $  1,467,754
-------------------------------------------------------------------------------
                                                                   $  1,467,754
-------------------------------------------------------------------------------

Restaurants -- 1.0%
-------------------------------------------------------------------------------
              Applebee's International, Inc.
$ 2,214,588   Term loan, maturing March 31, 2006                   $  2,214,588
              Shoney's Inc.
  1,243,832   Term loan, maturing April 30, 2002                      1,243,832
-------------------------------------------------------------------------------
                                                                   $  3,458,420
-------------------------------------------------------------------------------

Retail - Food & Drug -- 2.8%
-------------------------------------------------------------------------------
              Duane Reade Inc.
$ 1,989,886   Term loan, maturing February 15, 2006                $  1,989,886
              Pathmark Stores, Inc.
  2,970,970   Term loan, maturing December 15, 2001                   2,970,970
              RiteAid Funding, LLC
  3,000,000   Term loan, maturing August 1, 2002                      3,000,000
              Shoppers Acquisition Corporation
  1,000,000   Term loan, maturing March 30, 2008                      1,002,000
  1,000,000   Term loan, maturing March 30, 2009                      1,002,000
-------------------------------------------------------------------------------
                                                                   $  9,964,856
-------------------------------------------------------------------------------

Retail - Specialty -- 2.7%
-------------------------------------------------------------------------------
              Advanced Stores Company, Inc.
$ 2,000,000   Term loan, maturing April 15, 2006                   $  2,000,000
              Nebraska Book Company
  2,441,860   Term loan, maturing March 31, 2006                      2,441,860
              Petro Shopping Centers, L.P.
  2,000,000   Term loan, maturing July 31, 2006                       2,000,000
              Travelcenters of America, Inc.
  2,966,877   Term loan, maturing March 27, 2005                      2,976,148
-------------------------------------------------------------------------------
                                                                   $  9,418,008
-------------------------------------------------------------------------------

Road & Rail -- 1.4%
-------------------------------------------------------------------------------
              Kansas City Southern Industries, Inc.
$ 2,000,000   Term loan, maturing December 29, 2006                $  2,010,178
              MTL
  1,633,745   Term loan, maturing August 28, 2005                     1,623,534
  1,258,221   Term loan, maturing February 28, 2006                   1,250,357
-------------------------------------------------------------------------------
                                                                   $  4,884,069
-------------------------------------------------------------------------------

Semiconductor Equipment & Products -- 0.4%
-------------------------------------------------------------------------------
              Semiconductor Components Industries, LLC
$   722,222   Term loan, maturing August 4, 2006                   $    728,090
    777,778   Term loan, maturing August 4, 2007                        784,097
-------------------------------------------------------------------------------
                                                                   $  1,512,187
-------------------------------------------------------------------------------

Telecommunications - Wireline -- 4.3%
-------------------------------------------------------------------------------
              Alec Holdings, Inc.
$   750,000   Term loan, maturing November 30, 2006                $    750,391
    750,000   Term loan, maturing November 30, 2007                     750,547
              Cincinnati Bell, Inc.
  3,000,000   Term loan, maturing December 31, 2005                   3,003,984
              Davel Communications
  2,468,750   Term loan, maturing June 23, 2005                       1,975,000
              Globenet Communication Holdings Ltd.
  1,000,000   Term loan, maturing September 30, 2005                  1,000,000
              Level 3 Communications, Inc.
  1,000,000   Term loan, maturing July 15, 2008                       1,003,438
              McLeod USA Incorporated
  1,500,000   Term loan, maturing May 31, 2008                        1,500,938
              MJD Communications
  2,977,157   Term loan, maturing March 31, 2006                      2,977,157
              Nextlink Communications, Inc.
  2,000,000   Term loan, maturing June 30, 2007                       2,011,072
-------------------------------------------------------------------------------
                                                                   $ 14,972,527
-------------------------------------------------------------------------------

Telecommunications - Wireless -- 6.6%
-------------------------------------------------------------------------------
              American Cellular Corporation
$   700,000   Term loan, maturing March 31, 2007                   $    700,125
  1,800,000   Term loan, maturing March 31, 2008                      1,800,322
              Centennial Cellular Corp.
  1,218,825   Term loan, maturing November 30, 2006                   1,222,223
  1,218,813   Term loan, maturing November 30, 2007                   1,222,563
              Dobson Operating Company
  1,990,000   Term loan, maturing December 31, 2007                   1,990,249
              Microcell Connexions
  3,000,000   Term loan, maturing December 30, 2005                   3,000,000
              Nextel Communications, Inc.
    750,000   Term loan, maturing June 30, 2008                         753,469
    750,000   Term loan, maturing December 30, 2008                     753,469
  1,000,000   Term loan, maturing March 31, 2009                        992,727
              Rural Cellular Corporation
  1,000,000   Term loan, maturing April 6, 2008                         999,000
  1,000,000   Term loan, maturing April 6, 2009                         999,000
              Sygnet Operating Company (Dobson)
    499,283   Term loan, maturing March 31, 2007                        500,115
    340,232   Term loan, maturing December 23, 2007                     343,957
              Tritel Holding Corp.
  2,000,000   Term loan, maturing December 31, 2007                   2,005,000
              Voicestream Wireless Corp.
  2,500,000   Term loan, maturing December 31, 2008                   2,468,620
              Western Wireless
  2,500,000   Term loan, maturing September 30, 2008                  2,496,095
              Winstar Communications, Inc.
  1,000,000   Term loan, maturing September 30, 2007                  1,000,000
-------------------------------------------------------------------------------
                                                                   $ 23,246,934
-------------------------------------------------------------------------------

Textiles & Apparel -- 2.4%
-------------------------------------------------------------------------------
              Globe Manufacturing Corp
$ 3,880,500   Term loan, maturing July 31, 2006                    $  3,725,280
              Joan Fabrics Corporation
  1,390,921   Term loan, maturing June 30, 2005                       1,383,966
  2,080,357   Term loan, maturing June 30, 2006                       2,069,956
              The William Carter Company
    989,362   Term loan, maturing October 31, 2003                      988,949
-------------------------------------------------------------------------------
                                                                   $  8,168,151
-------------------------------------------------------------------------------

Theaters -- 2.0%
-------------------------------------------------------------------------------
              Edwards Megaplex Holdings, LLC
$ 1,000,000   Term loan, maturing August 25, 2006                  $  1,000,000
              Hollywood Theater Holdings, Inc.
    987,500   Term loan, maturing March 31, 2006                        987,500
              Panavision International, L.P.
  4,958,333   Term loan, maturing March 31, 2005                      4,958,333
-------------------------------------------------------------------------------
                                                                   $  6,945,833
-------------------------------------------------------------------------------

Utilities -- 0.6%
-------------------------------------------------------------------------------
              Western Resources Inc.
$ 2,000,000   Term loan, maturing March 17, 2003                   $  2,000,000
-------------------------------------------------------------------------------
                                                                   $  2,000,000
-------------------------------------------------------------------------------
Total Senior, Floating-Rate Loan Interests
  (identified cost $409,839,888)                                   $406,180,167
-------------------------------------------------------------------------------

Corporate Bonds & Notes -- 12.4%

-------------------------------------------------------------------------------
Apparel -- 0.3%
-------------------------------------------------------------------------------
              William Carter Co., Sr. Sub. Notes
$     1,000   10.375%, 12/1/06                                     $    960,000
-------------------------------------------------------------------------------
                                                                   $    960,000
-------------------------------------------------------------------------------
Auto and Parts -- 0.2%
-------------------------------------------------------------------------------
              J.L. French Automative Casting
$       750   11.50%, 6/1/09                                       $    686,250
-------------------------------------------------------------------------------
                                                                   $    686,250
-------------------------------------------------------------------------------

Broadcasting and Cable -- 1.8%
-------------------------------------------------------------------------------
              EchoStar DBS Corp., Sr. Notes
$     1,000   9.375%, 2/1/09                                       $    965,000
              Golden Sky Systems
      1,000   12.375%, 8/1/06                                         1,095,000
              NTL, Inc.
        500   11.50%, 10/1/08                                           505,000
              Pegasus Commerce
      1,000   9.75%, 12/1/06                                            967,500
              Telewest PLC
      1,000   11.25%, 11/1/08                                         1,005,000
              United Pan-Europe Communications NV, Sr. Notes
      1,000   10.875%, 8/1/09                                           875,000
              United Pan-Europe Communications, Sr. Notes 1/20/00
        500   11.25%, 2/1/10                                            447,500
-------------------------------------------------------------------------------
                                                                   $  5,860,000
-------------------------------------------------------------------------------

Business Services -- 0.1%
-------------------------------------------------------------------------------
              Federal Data Corp., Sr. Sub Notes
$       750   10.125%, 8/1/05                                      $    520,312
-------------------------------------------------------------------------------
                                                                   $    520,312
-------------------------------------------------------------------------------

Business Services - Miscellaneous -- 0.6%
-------------------------------------------------------------------------------
              Anthony Crane Rentals, Sr. Notes
$       500   10.375%, 8/1/08                                      $    323,750
              NationsRent, Inc., Sr. Sub. Notes
      1,000   10.375%, 12/15/08                                         645,000
              Neff Corp., Sr. Sub. Notes
      1,000   10.25%, 6/1/08                                            625,000
              Richmont Marketing Special, Sr. Sub Notes
      1,000   10.125%, 12/15/07                                         505,000
-------------------------------------------------------------------------------
                                                                   $  2,098,750
-------------------------------------------------------------------------------

Chemicals -- 0.3%
-------------------------------------------------------------------------------
              Georgia Gulf Corp.
$     1,000   10.375%, 11/1/07                                     $  1,045,000
-------------------------------------------------------------------------------
                                                                   $  1,045,000
-------------------------------------------------------------------------------

Communications Services -- 0.4%
-------------------------------------------------------------------------------
              Covad Communication Group, Sr. Notes
$       500   12.00%, 2/15/10(1)                                   $    392,500
              Exodus Communications, Inc., Sr. Notes
      1,000   11.625%, 7/15/10                                        1,000,000
-------------------------------------------------------------------------------
                                                                   $  1,392,500
-------------------------------------------------------------------------------

Consumer Manufacturing -- Non-durable -- 0.1%
-------------------------------------------------------------------------------
              Viasystems, Inc., Sr. Sub. Notes
$       600   9.75%, 6/1/07                                        $    522,000
-------------------------------------------------------------------------------
                                                                   $    522,000
-------------------------------------------------------------------------------

Consumer Products -- 0.3%
-------------------------------------------------------------------------------
              Glenoit Corp., Sr. Sub. Notes
$       500   11.00%, 4/15/07                                      $     77,500
              Polaroid Corp.
        750   11.50%, 2/15/06                                           783,750
-------------------------------------------------------------------------------
                                                                   $    861,250
-------------------------------------------------------------------------------

Containers and Packaging -- 0.4%
-------------------------------------------------------------------------------
              Consumers International, Inc., Sr. Notes
$       500   10.25%, 4/1/05                                       $    252,500
              Stone Container Corp., 1st Mtg. Notes
      1,000   10.75%, 10/1/02                                         1,015,000
-------------------------------------------------------------------------------
                                                                   $  1,267,500
-------------------------------------------------------------------------------

Drugs -- 0.2%
-------------------------------------------------------------------------------
              Warner Chilcott, Inc.
$       750   12.625%, 2/15/08(1)                                  $    773,438
-------------------------------------------------------------------------------
                                                                   $    773,438
-------------------------------------------------------------------------------

Entertainment -- 0.3%
-------------------------------------------------------------------------------
              Premier Parks, Inc.
$     1,000   9.75%, 6/15/07                                       $    971,250
-------------------------------------------------------------------------------
                                                                   $    971,250
-------------------------------------------------------------------------------

Foods -- 0.3%
-------------------------------------------------------------------------------
              B & G Foods, Inc., Sub. Notes
$       500   9.625%, 8/1/07                                       $    352,500
              Del Monte Corp., Sr. Notes
        651   12.25%, 4/15/07                                           686,805
-------------------------------------------------------------------------------
                                                                   $  1,039,305
-------------------------------------------------------------------------------

Furniture and Appliances -- 0.1%
-------------------------------------------------------------------------------
              Fedders North America
$       500   9.375%, 8/15/07                                      $    471,875
-------------------------------------------------------------------------------
                                                                   $    471,875
-------------------------------------------------------------------------------

Information Services -- 0.7%
-------------------------------------------------------------------------------
              Psinet, Inc.
$     1,250   11.50%, 11/1/08                                      $  1,181,250
              Verio, Inc., Sr. Notes
      1,000   11.25%, 12/1/08                                         1,127,500
-------------------------------------------------------------------------------
                                                                   $  2,308,750
-------------------------------------------------------------------------------

Lodging and Gaming -- 1.3%
-------------------------------------------------------------------------------
              Coast Hotels and Casino, Inc., Sr. Sub. Notes
$       500   9.50%, 4/1/09                                        $    477,500
              Hollywood Casino, Sr. Sub. Notes
      1,000   11.25%, 5/1/07                                          1,027,500
              Majestic Star Casino, LLC
      1,000   10.875%, 7/1/06                                           820,000
              MGM Grand, Inc.
      1,000   9.75%, 6/1/07                                           1,015,000
              Sun International Hotels, Sr. Sub. Notes
      1,000   9.00%, 3/15/07                                            940,000
-------------------------------------------------------------------------------
                                                                   $  4,280,000
-------------------------------------------------------------------------------

Manufacturing -- 0.3%
-------------------------------------------------------------------------------
              Transdigm Inc.
$     1,000   10.375%, 12/1/08                                     $    865,000
-------------------------------------------------------------------------------
                                                                   $    865,000
-------------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 0.1%
-------------------------------------------------------------------------------
              R&B Falcon Corp.
$       500   9.50%, 12/15/08                                      $    505,000
-------------------------------------------------------------------------------
                                                                   $    505,000
-------------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 0.3%
-------------------------------------------------------------------------------
              Western Natural Gas
$     1,000   10.00%, 6/15/09                                      $  1,037,500
-------------------------------------------------------------------------------
                                                                   $  1,037,500
-------------------------------------------------------------------------------

Printing and Business Products -- 0.3%
-------------------------------------------------------------------------------
              MDC Communications Corp., Sr. Sub. Notes
$     1,250   10.50%, 12/1/06                                      $  1,200,000
-------------------------------------------------------------------------------
                                                                   $  1,200,000
-------------------------------------------------------------------------------

Publishing -- 0.5%
-------------------------------------------------------------------------------
              American Lawyer Media
$     1,000   9.75%, 12/15/07                                      $    917,500
              Von Hoffman Press, Inc., Sr. Sub. Notes
        750   10.875%, 5/15/07(1)                                       709,688
-------------------------------------------------------------------------------
                                                                   $  1,627,188
-------------------------------------------------------------------------------

Restaurants -- 0.1%
-------------------------------------------------------------------------------
              AFC Enterprises, Inc., Sr. Sub Notes
$       550   10.25%, 5/15/07                                      $    536,250
-------------------------------------------------------------------------------
                                                                   $    536,250
-------------------------------------------------------------------------------

Retail - Food and Drug -- 0.3%
-------------------------------------------------------------------------------
              Pantry, Inc., Sr. Sub. Notes
$     1,000   10.25%, 10/15/07                                     $    950,000
-------------------------------------------------------------------------------
                                                                   $    950,000
-------------------------------------------------------------------------------

Retail - General -- 0.3%
-------------------------------------------------------------------------------
              Advance Stores Co., Inc., Sr. Sub. Notes
$       750   10.25%, 4/15/08                                      $    622,500
              Kindercare Learning Ctrs., Inc., Sr. Sub. Notes
      1,000   9.50%, 2/15/09                                            925,000
-------------------------------------------------------------------------------
                                                                   $  1,547,500
-------------------------------------------------------------------------------

Transportation -- 0.2%
-------------------------------------------------------------------------------
              Pacer International, Inc.
$       750   11.75%, 6/1/07                                       $    751,875
-------------------------------------------------------------------------------
                                                                   $    751,875
-------------------------------------------------------------------------------

Wireless Communication Services - 0.2%
-------------------------------------------------------------------------------
              Dobson/Signet Communications Corp.
$       625   12.25%, 12/15/08                                     $    668,750
-------------------------------------------------------------------------------
                                                                   $    668,750
-------------------------------------------------------------------------------

Wireline Communication Services -
International -- 1.1%
-------------------------------------------------------------------------------
              Esprit Telecom Group PLC, Sr. Notes
$     1,000   11.50%, 12/15/07                                     $    715,000
              Primus Telecom Group, Sr. Notes
      1,000   11.25%, 1/15/09                                           805,000
              Versatel Telecom BV, Sr. Notes
      1,500   11.875%, 7/15/09                                        1,485,000
              Viatel, Inc., Sr. Notes
      1,000   11.50%, 3/15/09                                           750,000
-------------------------------------------------------------------------------
                                                                   $  3,755,000
-------------------------------------------------------------------------------

Wireline Communication Services -
North America -- 1.3%
-------------------------------------------------------------------------------
              Hyperion Telecommunications, Inc., Sr. Notes
$     1,000   12.25%, 9/1/04                                       $  1,020,000
              Level 3 Communications, Inc., St. Notes
      1,000   9.125%, 5/1/08                                            902,500
              Metromedia Fiber Network, Sr. Notes
        500   10.00%, 11/15/08                                          495,000
        500   10.00%, 12/15/09                                          495,000
              Nextlink Communications, Sr. Notes
        750   10.50%, 12/1/09(1)                                        735,000
              Williams Communications Group, Inc., Sr. Notes
      1,000   10.875%, 10/1/09                                          982,500
-------------------------------------------------------------------------------
                                                                   $  4,630,000
-------------------------------------------------------------------------------

Total Corporate Bonds & Notes
  (identified cost $47,042,668)                                    $ 43,132,243
-------------------------------------------------------------------------------

Common Stocks and Warrants -- 1.2%

Shares/
Warrants      Security                                                Value
-------------------------------------------------------------------------------

Manufacturing -- 0.0%
-------------------------------------------------------------------------------
     26,103   Tokheim Warrants*                                    $  --
-------------------------------------------------------------------------------
                                                                   $  --
-------------------------------------------------------------------------------
Investment Companies -- 1.2%
-------------------------------------------------------------------------------
    500,000   VanKampen Senior Income Trust                        $  4,218,750
-------------------------------------------------------------------------------
                                                                    $ 4,218,750
-------------------------------------------------------------------------------

Total Common Stocks and Warrants
  (identified cost, $4,116,650)                                    $  4,218,750
-------------------------------------------------------------------------------

Commercial Paper -- 5.3%

Principal     Maturity
Amount        Date                      Security      Rate         Value
-------------------------------------------------------------------------------
$ 8,102,000   Associates Corp.
              of North America          6.89%         7/3/00       $  8,098,899
 10,611,000   CIT Group Holdings        6.77%         7/6/00         10,601,023
-------------------------------------------------------------------------------

Total Commercial Paper
  (amortized cost, $18,699,922)                                    $ 18,699,922
-------------------------------------------------------------------------------

Total Investments -- 135.0%
  (identified cost, $479,699,128)                                  $472,231,082
-------------------------------------------------------------------------------

Other Assets, Less Liabilities -- (35.0%)                          $122,428,459
-------------------------------------------------------------------------------

Net Assets -- 100%                                                 $349,802,623
-------------------------------------------------------------------------------
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Senior secured floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at the election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of approximately three years.
 *  Non-income producing.

Note: At June 30, 2000, the Trust had unfunded commitments amounting to $1,028,571 under various revolving credit agreements.

                       See notes to financial statements

EATON VANCE SENIOR INCOME TRUST as of June 30, 2000

---------------------------------------------------------------------------------------
FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------

Statement of Assets and Liabilities

As of June 30, 2000

Assets
---------------------------------------------------------------------------------------
Investments, at value
  (identified cost, $479,699,128)                                          $472,231,082
Cash                                                                          5,864,812
Receivable for investments sold                                               1,060,083
Dividends and interest receivable                                             4,634,279
Prepaid expenses                                                                 49,447
---------------------------------------------------------------------------------------
Total assets                                                               $483,839,703
---------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------
Amounts due under commercial paper program                                 $129,000,000
Payable for investments purchased                                             2,575,625
Deferred facility fee income                                                  1,306,457
Miscellaneous liabilities                                                       140,816
Dividends payable                                                               112,640
Payable to affiliate for Trustees' fees                                           6,577
Accrued expenses:
  Interest                                                                      707,368
  Operating expense                                                             187,597
---------------------------------------------------------------------------------------
Total liabilities                                                          $134,037,080
---------------------------------------------------------------------------------------
Net Assets for 35,660,000 shares of beneficial interest outstanding        $349,802,623
---------------------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------------------
Paid-in capital                                                            $355,878,889
Accumulated distributions in excess of net realized gain
  (computed on the basis of identified cost)                                 (1,364,471)
Accumulated undistributed net investment income                               2,756,251
Net unrealized depreciation
  (computed on the basis of identified cost)                                 (7,468,046)
---------------------------------------------------------------------------------------
Total                                                                      $349,802,623
---------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------
($349,802,623 / 35,660,000 shares of
  beneficial interest outstanding)                                         $       9.81
---------------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
June 30, 2000

Investment Income
--------------------------------------------------------------------------------------
Interest                                                                   $44,671,424
Dividends                                                                      105,000
Facility fees earned                                                         1,164,037
Miscellaneous                                                                   79,703
--------------------------------------------------------------------------------------
Total investment income                                                    $46,020,164
--------------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------------
Investment adviser fee                                                     $ 4,236,411
Administration fee                                                           1,246,003
Trustees fees and expenses                                                       8,112
Interest                                                                     8,543,089
Custodian fee                                                                  192,519
Legal and accounting services                                                  144,190
Transfer and dividend disbursing agent fees                                    117,962
Loan program structuring expense                                                91,447
Printing and postage                                                            46,514
Registration fees                                                               28,264
Miscellaneous                                                                  409,180
--------------------------------------------------------------------------------------
Total expenses                                                             $15,063,691
--------------------------------------------------------------------------------------
Net investment income                                                      $30,956,473
--------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                          $(1,240,715)
--------------------------------------------------------------------------------------
Net realized loss                                                          $(1,240,715)
--------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                                      $(8,344,561)
--------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                       $(8,344,561)
--------------------------------------------------------------------------------------

Net realized and unrealized loss                                           $(9,585,276)
--------------------------------------------------------------------------------------

Net increase in net assets from operations                                 $21,371,197
--------------------------------------------------------------------------------------
                           See notes to financial statements

EATON VANCE SENIOR INCOME TRUST as of June 30, 2000

---------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
---------------------------------------------------------------------------------------------

Statements of Changes in Net Assets

Increase (Decrease)                                        Year Ended           Period Ended
in Net Assets                                             June 30, 2000         June 30, 1999(1)
---------------------------------------------------------------------------------------------
From operations --
  Net investment income                                   $ 30,956,473           $ 19,224,711
  Net realized gain (loss)                                  (1,240,715)               298,920
  Net change in unrealized appreciation
    (depreciation)                                          (8,344,561)               876,515
---------------------------------------------------------------------------------------------
Net increase in net assets from operations                $ 21,371,197           $ 20,400,146
---------------------------------------------------------------------------------------------
Distributions to shareholders --
  From net investment income                              $(30,851,144)          $(16,581,900)
  In excess of net realized gains                             (422,676)                  --
---------------------------------------------------------------------------------------------
Total distributions to shareholders                       $(31,273,820)          $(16,581,900)
---------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares                            $       --             $356,500,000
    Cost of shares redeemed                                       --                 (713,000)
---------------------------------------------------------------------------------------------
Net increase in net assets from
  Fund share transactions                                 $       --             $355,787,000
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                     $ (9,902,623)          $359,605,246
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
At beginning of year                                      $359,705,246           $    100,000
---------------------------------------------------------------------------------------------
At end of year                                            $349,802,623           $359,705,246
---------------------------------------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
---------------------------------------------------------------------------------------------
At end of year                                            $  2,756,251           $  2,650,922
---------------------------------------------------------------------------------------------

(1) For the period from the start of business, October 30, 1998, to June 30, 1999.

Statement of Cash Flows

                                                                       Year Ended
Increase (Decrease) in Cash                                           June 30, 2000
-----------------------------------------------------------------------------------
Cash Flows From (Used For) Operating Activities --
  Purchases of loan interests and corporate bonds                     $(267,523,670)
  Proceeds from principal repayments and sales                          298,535,711
  Interest and dividends received                                        43,877,222
  Facility fees received                                                    119,703
  Miscellaneous income received                                             220,519
  Interest paid                                                          (8,441,345)
  Operating expenses paid                                                (6,528,215)
  Net increase in short-term investments                                (13,616,922)
-----------------------------------------------------------------------------------
Net cash from operating activities                                    $  46,643,003
-----------------------------------------------------------------------------------
Cash Flows From (Used For) Financing Activities --
  Cash distributions paid                                               (31,414,321)
  Net decrease in amounts due under commercial paper program            (23,000,000)
-----------------------------------------------------------------------------------
Net cash used for financing activities                                $ (54,414,321)
-----------------------------------------------------------------------------------

Net decrease in cash                                                  $  (7,771,318)
-----------------------------------------------------------------------------------

Cash at beginning of year                                             $  13,636,130
-----------------------------------------------------------------------------------

Cash at end of year                                                   $   5,864,812
-----------------------------------------------------------------------------------

Reconciliation of Net Decrease in Net Assets
From Operations to Net Cash
From Operating Activities
-----------------------------------------------------------------------------------
Net increase in net assets from operations                            $  21,371,197
Decrease in receivable for investments sold                                  25,037
Increase in dividends and interest receivable                              (794,202)
Increase in prepaid expenses                                                (15,795)
Decrease in deferred facility fee income                                 (1,704,641)
Increase in miscellaneous liability                                         140,816
Decrease in payable to affiliate                                             (1,753)
Increase in accrued expenses                                                111,679
Increase payable for investments purchased                                2,575,625
Net decrease in investments                                              24,935,040
-----------------------------------------------------------------------------------
Net cash from operating activities                                    $  46,643,003
-----------------------------------------------------------------------------------

                         See notes to financial statements

EATON VANCE SENIOR INCOME TRUST as of June 30, 2000

---------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
---------------------------------------------------------------------------------------------

Financial Highlights

                                                                     Year Ended June 30,
                                                               2000                1999(1)(2)
-----------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                         $ 10.090              $ 10.000
-----------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------
Net investment income                                        $  0.868              $  0.539
Net realized and unrealized gain (loss)                        (0.271)                0.036
-----------------------------------------------------------------------------------------------
Total income from operations                                 $  0.597              $  0.575
-----------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------
From net investment income                                   $ (0.865)             $ (0.465)
In excess of net realized gain                                 (0.012)             $   --
-----------------------------------------------------------------------------------------------
Total distributions                                          $ (0.877)             $ (0.465)
-----------------------------------------------------------------------------------------------
Offering costs charged to paid-in capital                    $   --                $ (0.020)
-----------------------------------------------------------------------------------------------

Net asset value -- End of year                               $  9.810              $ 10.090
-----------------------------------------------------------------------------------------------
Market value -- End of year                                  $  9.313              $ 10.000
-----------------------------------------------------------------------------------------------
Total Return(3)                                                  2.00%                 4.93%
-----------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                      $349,803              $359,705
Ratios (As a percentage of average daily net assets):
    Operating expenses                                           1.84%                 1.65%(4)
    Interest expense                                             2.41%                 2.02%(4)
    Total expense                                                4.25%                 3.67%
    Net investment income                                        8.73%                 8.17%(4)
Portfolio Turnover                                                 63%                   27%
-----------------------------------------------------------------------------------------------
+ The operating expenses of the Trust may reflect a reduction of the investment adviser fee and the administation fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
    Net operating expenses                                                             1.97%(4)
    Interest expense                                                                   2.02%(4)
    Net investment income                                                              7.85%(4)
Net investment income per share                                                    $  0.518
-----------------------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, October 30, 1998, to June 30, 1999.
(3) Total return is calculated assuming a purchase at market value on the first day and a sale at the market value on the last day of the period reported. Dividends and distributions, if any, are assumed reinvested on the reinvestment date. Total return is not computed on an annualized basis.
(4) Annualized.

                               See notes to financial statements

EATON VANCE SENIOR INCOME TRUST as of June 30, 2000

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Eaton Vance Senior Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company.
  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- The Trust's investments are primarily in interests in senior floating-rate loans (Senior Loans). Certain Senior Loans are deemed liquid because reliable market quotations are readily available for them. Eaton Vance Management (EVM) values liquid loans at their market value, so that they are marked-to-market daily. Other Senior Loans are valued at fair value by the Trust's investment adviser, Eaton Vance Management (EVM), under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on evaluations of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan and interests in similar loans and the market environment and investor attitudes towards the Senior Loan and interests in similar loans; (v) the reputation and financial condition of the agent and any intermediate participant in the loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Trust was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Trust was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Facility fees received are recognized as income over the expected term of the loan.

  C Federal Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

  D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Trust maintains with IBT. All significant credit balances used to reduce the Trust's custodian fees are reported as a reduction of expenses on the Statement of Operations.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  F Offering Costs -- Costs incurred by the Trust in connection with the initial offering of Trust shares were recorded as a reduction of paid-in capital.

  G Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Gains and losses on securities sold are determined on the basis of identified cost.

2 Distributions to Shareholders
--------------------------------------------------------------------------------
  Distributions to shareholders are recorded on the ex-dividend date. The
  Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value shares of beneficial interest. Transactions in Trust shares were as follows:

                                        Year Ended June 30,
                                        2000          1999(1)
  ------------------------------------------------------------
  Sales                                  --         35,660,000
  --------------------------------------------------------------
  Net increase                           --         35,660,000
  (1) For the period from the start of business, October 30, 1998, to June 30, 1999.

4 Investment Adviser Fee and Other Transactions with Affiliates
------------------------------------------------------------------
  The investment adviser fee, computed at a monthly rate of 17/240 of 1%
  (0.85% annually) of the Trust's average weekly gross assets, was earned by EVM as compensation for management and investment advisory services rendered to the Trust. For the year ended June 30, 2000, the fee was equivalent to 0.85% of the Trust's average daily gross assets and amounted to $4,236,411. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. EVM also serves as the administrator of the Trust. An administration fee, computed at the monthly rate of 1/48 of 1% (0.25% annually) of the average weekly gross assets of the Trust, is paid to EVM for managing and administering business affairs of the Trust. For the year ended June 30, 2000, the fee was equivalent to 0.25% of the Trust's average daily gross assets for such period and amounted to $1,246,003.

  Certain officers and Trustees of the Trust are officers of the above organization.

  During the year ended June 30, 2000, the Trust engaged in purchase and sales transactions with other Funds that also utilize EVM, or an affiliate of EVM, as an investment adviser. These purchase and sales transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to $16,372,547.

5 Investment Transactions
--------------------------------------------------------------------------------
  The Trust invests primarily in Senior Loans. The ability of the issuers of the Senior Loans held by the Trust to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans and corporate bonds aggregated $270,099,295 and $298,510,674, respectively, for the year ended June 30, 2000.

6 Short-Term Debt and Credit Agreements
--------------------------------------------------------------------------------
  The Trust has entered into a revolving credit agreement that will allow the Trust to borrow $178 million to support the issuance of commercial paper and to permit the Trust to invest in accordance with its investment practices. Interest is charged under the revolving credit agreement at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate or federal funds effective rate. Interest expense includes a commitment fee of approximately $249,000 which is computed at the annual rate of 0.15% on the unused portion of the revolving credit agreement. There were no borrowings under this agreement during the period. As of June 30, 2000, the Trust had commercial paper outstanding of $129,000,000, at an interest rate of 6.58%. Maximum and average borrowings for the year ended June 30, 2000 were $162,000,000 and $140,000,000, respectively, and the average interest rate was 6.05%.

7 Federal Income Tax Basis of Investments
--------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investment securities at June 30, 2000, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                               $479,699,128
  ---------------------------------------------------------------------------
  Gross unrealized appreciation                                $  1,298,376
  Gross unrealized depreciation                                  (8,766,422)
  ---------------------------------------------------------------------------
  Net unrealized depreciation                                  $ (7,468,046)
  ---------------------------------------------------------------------------

EATON VANCE SENIOR INCOME TRUST as of June 30, 2000

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees and Shareholders
of Eaton Vance Senior Income Trust
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Senior Income Trust (the Trust) as of June 30, 2000, and the related statement of operations and cash flows for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended June 30, 2000 and for the period from the start of business, October 30, 1998, to June 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities and Senior Loans owned at June 30, 2000 by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust at June 30, 2000, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1A, the financial statements include Senior Loans and certain other securities held by the Trust valued at $224,666,768 (64% of net assets of the Trust), which values are fair values determined by the Trust's investment adviser in the absence of actual market values. Determination of fair value involves subjective judgment, as the actual market value of a particular Senior Loan or security can be established only by negotiations between the parties in a sale transaction. We have reviewed the procedures established by the Trustees and used by the Trust's investment adviser in determining the fair values of such Senior Loans and securities and have inspected underlying documentation, and under the circumstances, we believe that the procedures are reasonable and the documentation appropriate.

                                   DELOITTE & TOUCHE LLP
                                   Boston, Massachusetts
                                   August 11, 2000

EATON VANCE SENIOR INCOME TRUST

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC Global Fund Services or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to paticipate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC Global Fund Services, at 1-800-331-1710.

EATON VANCE SENIOR INCOME TRUST

APPLICATION FOR PARTICIPATION IN
DIVIDEND REINVESTMENT PLAN

------------------------------------------------------------------------------

  This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

------------------------------------------------------------------------------

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                                        --------------------------------------
                                        Please print exact name on account:

                                        --------------------------------------
                                        Shareholder signature          Date

                                        --------------------------------------
                                        Shareholder signature          Date

                                        Please sign exactly as your common
                                        shares are registered. All persons
                                        whose names appear on the share
                                        certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THE AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING
ADDRESS:

                              Eaton Vance Senior Income Trust
                              c/o PFPC Global Fund Services
                              P.O. Box 8030
                              Boston, MA 02266-8030
                              800-331-1710
--------------------------------------------------------------------------------

NUMBER OF EMPLOYEES
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS
As of June 30, 2000, Trust records indicate that there were 339 registered shareholders for and approximately 15,700 shareholders owning Trust shares in street name, such as through brokers, banks, and other financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

        Eaton Vance Distributors, Inc.
        The Eaton Vance Building
        255 State Street
        Boston, MA 02109
        1-800-225-6265

NEW YORK STOCK EXHANGE SYMBOL
Eaton Vance Senior Income Trust  EFP

EATON VANCE SENIOR INCOME TRUST as of June 30, 2000

--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Eaton Vance Senior Income Trust

     Officers                        Trustees

     JAMES B. HAWKES                 JESSICA M. BIBLIOWICZ
     President, Chief Executive      President and Chief Executive Officer,
     Officer and Trustee             National Financial Partners

     SCOTT H. PAGE                   DONALD R. DWIGHT
     Vice President and              President, Dwight Partners, Inc.
     Co-Portfolio Manager
                                     SAMUEL L. HAYES, III
     PAYSON F. SWAFFIELD             Jacob H. Schiff Professor of Investment
     Vice President and              Banking Emeritus, Harvard University
     Co-Portfolio Manager            Graduate School of Business Administration

     MICHAEL W. WEILHEIMER           NORTON H. REAMER
     Vice President                  Chairman of the Board,
                                     United Asset Management Corporation

     JAMES L. O'CONNOR               LYNN A. STOUT
     Treasurer                       Professor of Law
                                     Georgetown University Law Center

     ALAN R. DYNNER                  JACK L. TREYNOR
     Secretary                       Investment Adviser and Consultant

INVESTMENT ADVISER AND ADMINISTRATOR OF
EATON VANCE SENIOR INCOME TRUST
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
PFPC, INC.
Attn:  Eaton Vance Senior Income Trust
P.O. Box 8030
Boston, MA  02266-8030
(800) 331-1710

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022




Eaton Vance Senior Income Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109


171-8/00                                                               SITSRC